UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2011

Array BioPharma Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)
001-16633	23-2908305
(Commission File Number)	(I.R.S. Employer Identification No.)
3200 Walnut Street, Boulder, Colorado	80301
(Address of Principal Executive Offices)	(Zip Code)

(303) 381-6600
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Array BioPharma,” “Array,” “we,” “us” and “our” refer to Array BioPharma Inc., unless the context otherwise provides.

Item 8.01         Other Events.

On December 11, 2011, Array BioPharma issued a press release announcing Phase 1 and Phase 2 clinical data for its novel kinesin spindle protein (KSP) inhibitor, ARRY-520, at the 2011 Annual Meeting of the American Society of Hematology in San Diego, California.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release announcing ARRY-520 Demonstrates Durable Single-Agent Activity in Patients with Advanced Multiple Myeloma

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Array BioPharma Inc.

Date:	December 11, 2011	By:	/s/ R. Michael Carruthers
R. Michael Carruthers
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing ARRY-520, Demonstrates Durable Single-Agent Activity in Patients with Advanced Multiple Myeloma